UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

  SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___)

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☑	Definitive Information Statement

MOUNT TAM BIOTECHNOLOGIES, INC.
(Name of Registrant As Specified In Its Charter)

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MOUNT TAM BIOTECHNOLOGIES, INC.
8001 Redwood Boulevard
Novato, CA 94945
Telephone: (310) 800-7175

NOTICE OF ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS
AND
INFORMATION STATEMENT

July 7, 2016

To Stockholders of Mount Tam Biotechnologies, Inc.:

This Information Statement is furnished by the Board of Directors of Mount Tam Biotechnologies, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), to holders of record at the close of business on June 27, 2016 (the “Record Date”) of the Company’s issued and outstanding voting capital stock pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company's Board of Directors and stockholders with a majority of the Company's voting power as of the Record Date have approved the following action by written consent:

(1)	Adoption of the Company’s 2016 Stock-Based Compensation Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

These actions will not be effective until a date that is at least twenty (20) calendar days after the filing and mailing of this Information Statement. This Information Statement will be mailed on or about July 8, 2016 to the Company's stockholders of record. The enclosed Information Statement contains additional information pertaining to the matter acted upon.

/s/ Richard Marshak
Richard Marshak
Chief Executive Officer and Director

July 7, 2016

INFORMATION STATEMENT
Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the action described in this Information Statement. We are mailing this Information Statement to our stockholders on or about July 8, 2016.

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders as of the close of business on June 27, 2016 (the “Record Date”), of the corporate action taken pursuant to the written consent of stockholders.  Specifically, holders of our voting stock entitled to cast approximately 55% of the votes on the matter submitted to the stockholders for approval have consented in writing to the corporate actions outlined in this Information Statement (the “Proposal”), which action is expected to take place on or before July 29, 2016, consisting of:

(1) Adoption of our 2016 Stock-Based Compensation Plan, substantially in the form attached as Exhibit A to this Information Statement, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

Who Is Entitled to Notice?

All holders of shares of our common stock as of the close of business on the Record Date will be entitled to notice of the Proposal.   As of the Record Date, there were 43,171,300 shares of common stock issued and outstanding.

What Corporate Matter Did the Stockholders Vote on and How Did They Vote?

Our Board of Directors unanimously approved the Proposal, and recommended that the stockholders vote to approve the Proposal.

We obtained the approval for the Proposal from the holders of 23,830,750 shares of our issued and outstanding shares of common stock, or approximately 55% of the total voting power of our capital stock by written consent of stockholders in lieu of a special meeting of stockholders (the “Stockholder Consent”).

What Vote Was Required to Approve the Proposals?

The approval of the Proposal requires the vote of at least a majority of the total outstanding voting capital stock. Under Nevada corporate law and our governing documents, all the activities requiring stockholder approval may be taken by obtaining the written consent in lieu of a meeting of the stockholders. Each share of our common stock is entitled to one (1) vote on each matter.

Who is Paying the Cost of this Information Statement?

We will pay the cost of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

Will Shareholders Receive Dissenters’ or Appraisal Rights?

No dissenters' or appraisal rights are available to stockholders under the Nevada Revised Statutes as a result of the Proposal.

PROPOSAL 1

ADOPTION OF 2016 STOCK-BASED COMPENSATION PLAN

Background Information

The Board of Directors adopted the 2016 Stock-Based Compensation Plan (the “Stock Plan”) on May 12, 2016, subject to stockholder approval.  The purpose of the Stock Plan is intended to (i) attract and retain persons eligible to participate in the Stock Plan, (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals, and (iii) link participants’ interests with those of the stockholders of the Company through compensation that is based on the common stock of the Company, and thereby promote the continued growth and financial success of the Company.

The following is a summary of the principal features of the Stock Plan. This summary does not purport to be a complete description of all the provisions of the Stock Plan and is qualified by its entirety by the Stock Plan attached as Exhibit A. Capitalized terms not otherwise defined in this summary under this Proposal have the meanings given to them in the Stock Plan. Any stockholder of the Company who wishes to obtain a copy of the actual Stock Plan may do so upon written request to the Corporate Secretary at the Company’s principal executive offices in Novato, California.

General

The Stock Plan will authorize the grant of Stock Units, Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Bonuses, and other equity-based awards (collectively, “Awards”). Options granted under the Stock Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, as determined by our Committee.

Number of Shares Authorized.  The number of shares of Common Stock initially available for award under the Stock Plan is 10,000,000 shares. If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, any shares of Common Stock subject to such Award will again be available for future grant. However, to the extent any shares of Common Stock covered by an Award are not delivered to a Participant (or, if applicable, his heir, legatee or permitted transferee) because such shares are used to satisfy any applicable taxes or the shares are not delivered because the Award is settled in cash, such shares shall be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Stock Plan. In addition, to the extent permitted under Section 162(m) of the Code, any shares under the Stock Plan that are used to satisfy award obligations under the plan of another entity that is acquired by the Company will not count against the remaining number of shares available. Finally, if there is any change in the Company’s corporate capitalization, the Committee in its sole discretion may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Stock Plan, the number and kind of shares covered by Awards then outstanding under the Stock Plan and the exercise price of outstanding Options and Stock Appreciation Rights.

Administration.  The Committee will administer the Stock Plan and, subject to the other provisions of the Stock Plan, has the authority to:

•interpret the Stock Plan;

•establish and amend rules and regulations relating to the Stock Plan;

•select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; provided, however, that the Company’s Compensation Committee shall not have the power to make or grant Awards to non-employee directors, and instead the disinterested members of the Board or the Nominating and Corporate Governance Committee (if established) shall have the authority to make recommendations to the full Board regarding Awards that should be made to non-employee directors ; and

•make all other determinations it deems necessary or advisable for the administration of the Stock Plan.

Eligibility.  The Stock Plan provides that Awards may be granted to employees, non-employee directors and consultants of the Company or its subsidiaries. Incentive stock options may be granted only to employees. The maximum number of shares that may be awarded to a participant in the form of Options or SARs, during any calendar year shall not exceed 4,500,000 shares in the aggregate. The maximum payment to an individual based on the achievement of performance goals applicable to Awards of Deferred Stock, Restricted Stock, Stock Bonuses and/or Stock Units may not exceed $1,000,000 during any calendar year. Each Award granted under the Stock Plan will be evidenced by a written award agreement between the participant and the Company, which will describe the Award and state the terms and conditions applicable to such Award. The principal terms and conditions of each particular type of Award are described below.

 Performance Goals

The Award agreements may provide for vesting or earning the Award based on achievement of performance goals.  Performance goals may be established on a Company-wide basis, with respect to one or more subsidiary corporations, business units, divisions, department, or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.  Performance goals, the number of shares or units to which they pertain, and the time and manner of payment of the Award shall be specified in the Award agreement.

Except in the case of Awards intended to meet the requirements of Section 162(m) of the Code applicable to qualified performance-based compensation (“Qualified Performance-Based Awards”), the Committee may modify performance goals in whole or in part, during the performance period.  In the case of Qualified Performance-Based Awards, the applicable performance goals are limited to milestones related to or changes in one or more of the following:

•the price of Common Stock;
•the market share of the Company and any subsidiary (or any business unit thereof);
•sales by the Company or any subsidiary (or any business unit thereof);

•earnings per share of Common Stock;
•return on stockholder equity of the Company;
•costs of the Company or any subsidiary (or any business unit thereof);
•cash flow of the Company (or any business unit thereof);
•return on total assets of the Company or any subsidiary (or any business unit thereof);
•return on invested capital of the Company or any subsidiary (or any business unit thereof);
•return on net assets of the Company or any subsidiary (or any business unit thereof);
•operating income of the Company or any subsidiary (or any business unit thereof);
•net income of the Company or any subsidiary (or any business unit thereof);
•milestones related to programs in the research and development programs; and
•milestones related to regulatory events.

 Awards

Stock Units and Stock Bonuses.  Awards of Stock Units may be made under the Stock Plan. A Stock Unit is a book-entry unit with a value equal to one share of Common Stock. A grant of Stock Units will vest and may become payable to the participant upon termination of employment or other service or upon other future events, including the achievement during a specified performance period of performance goals established by the Committee. Payment of Stock Units shall be made in cash equal to the fair market value of the shares of Common Stock to which the Award relates multiplied by the number of Stock Units granted. Stock Bonuses may be granted to participants entitling them to payment of a specified number of shares of Common Stock, which shares may (but need not) be payable at a future date and subject to such conditions as the Committee shall determine appropriate, including achievement of performance goals specified at the time of grant.

Options.  An Option is the right to purchase shares of Common Stock for a specified period of time at a fixed price (the “exercise price”). Each Option agreement will specify the exercise price, the type of Option, the term of the Option, the date when the Option will become exercisable and any applicable performance goals. Incentive stock options (“ISOs”) may only be granted to employees, shall only be transferable by will or under the laws of descent and distribution, and, during the participant’s lifetime, may only be exercised by the participant. Any option intended to be an ISO but which does not meet such conditions shall be treated and taxed as a nonqualified stock option, but shall not be rendered invalid by reason of its failure to be an ISO. No award of options on stock having a fair market value of more than $100,00 which first become exercisable in any calendar year will be taxed as ISOs. Any purported grant of ISOs in excess of that amount will be taxed as nonqualified options.

Exercise Price.  The Committee will determine the exercise price of an Option at the time the Option is granted. The exercise price under an ISO or non-qualified stock option will not be less than 100% of the fair market value of Common Stock on the date the Option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of the Company’s outstanding Common Stock (a “10% Stockholder”) will not be eligible for the grant of an ISO unless the exercise price of the ISO is at least 110% of the fair market value of the Common Stock on the date of grant.

Consideration. The means of payment for shares issued upon exercise of an Option will be specified in each Option agreement and generally may be made by the participant in cash, in a cash payment through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the Option (a “cashless exercise”), with the Committee’s consent, in whole or in part with shares of Common Stock owned by the participant for at least six months, or a combination of the foregoing methods. The Committee may also permit a non-qualified Option to be exercised with Restricted Stock that has not yet vested, in which case the shares received upon exercise of the Option will, unless otherwise determined by the Committee, be subject to the same restrictions as the Restricted Stock.

Term of the Option.  The term of an Option granted under the Stock Plan will be no longer than ten years from the date of grant. In the case of an Option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant.

Stock Appreciation Rights.  A stock appreciation right (“SAR”) entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date of exercise, payable in cash, shares of Common Stock, shares of Deferred Stock, shares of Restricted Stock or any combination thereof. A SAR may be granted in tandem with an Option or separately (a “free-standing SAR”). The Committee shall set the exercise price of an SAR which shall not be less than the Fair Market Value of the underlying Common Stock on the date of the grant. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date.

Restricted and Deferred Shares.  An Award of Restricted Stock is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events during the restriction period. Each grant of Restricted Stock will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period. An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period, subject to the fulfillment of any conditions specified by the Committee.

General Provisions

Vesting.  Each grant of Stock Units and Stock Bonuses shall specify the conditions, including performance goals, if applicable, that must be satisfied in order for payment to be made.  Each grant of Options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable. Each grant of Restricted Stock shall specify the duration of the restriction period and any other conditions that under which the Restricted Stock would be forfeitable to the Company, including any applicable performance goals. Each grant of Deferred Stock shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Unless otherwise provided for by the Committee or in an Award Agreement, each grant shall provide for early exercise rights or termination of a restriction or deferral period, subject to compliance with the requirements of Section 409A of the Code, in the event of a Change in Control or similar transaction or event.

Dividends/Ownership Rights.  Unless otherwise provided by the Committee, an Award of Bonus Stock or Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. An Award of Deferred Stock does not entitle the participant to any transfer, voting or any other ownership rights with respect to the Deferred Shares. Any grant of Deferred Stock may provide for the payment of dividend equivalents in cash or additional shares.

Non-transferability of Awards.  In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options, to certain family members. In addition, an Award grant may provide for additional transfer restrictions on vested shares received upon exercise, delivery, or payment of an Award, including restrictions relating to minimum share ownership requirements applicable to any participant.

Termination of Employment, Consulting Services, or Other Services.  The Committee may take actions which it believes equitable under the circumstances or in the best interests of the Company with respect to Awards that are not fully vested in the event of termination of employment or service by reason of death, disability, normal retirement, early retirement with the consent of the Committee, other termination or a leave of absence that is approved by the Committee, or in the event of hardship or other special circumstances that are approved by the Committee. Unless otherwise determined by the Committee, upon a participant’s termination for Cause, all outstanding Options or SARs shall expire and all shares of Restricted Stock still subject to a restriction period and Deferred Stock still subject to a deferral period shall be forfeited.

Award Deferrals.  An Award Agreement may provide for the deferral of any Award, dividend or dividend equivalent until a specified time and under such terms as established by the Committee.

Change in Control.  Unless otherwise determined by the Committee, in the event of a Change in Control (as defined in the Stock Plan), all Awards that have not vested or been cancelled or forfeited shall become fully vested and exercisable immediately upon such event, provided the Award has not been forfeited and the participant has remained employed by, or otherwise in the service of, the Company at the date of such event. If a Change of Control occurs during one or more performance periods for which the Committee has not yet made a determination as to whether the applicable performance objectives were met, the performance period shall immediately terminate and it shall be assumed that the applicable performance objectives have been attained at a level of one hundred percent (100%). A participant shall be considered to have earned, and therefore be entitled to receive, payment of a prorated portion of the performance Awards that he or she would have received for the whole performance period, based on the portion of the performance period completed before the Change in Control. In addition, and subject to compliance with the requirements of Section 409A of the Code, any Award deferred by a participant may be payable in connection with such Change in Control.

Effective Date, Amendments, and Termination of the Stock Plan.  The Stock Plan will be effective on July 29, 2016. The Board of Directors has the authority to amend or terminate the Stock Plan at any time; provided, however, that stockholder approval is required for any amendment which (i) materially increases the number of shares available for Awards under the Stock Plan (other than to reflect a change in the Company’s capital structure), (ii) materially increases the maximum number of shares allowed for grants to any participant, (iii) materially changes the class of persons eligible to receive grants of Awards or the types of Awards available under the Stock Plan, or (iv) materially increases the benefits to participants under the Stock Plan. Finally, the Stock Plan will terminate automatically ten years after it is approved by stockholders, although previously-granted awards may remain outstanding.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Stock Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

Stock Units and Stock Bonuses.  A participant realizes no taxable income and the Company is not entitled to a deduction when Stock Units or Stock Bonuses payable in the future and subject to conditions such as the achievement of performance goals (a “Conditional Stock Bonus”) are awarded. Stock Bonuses not subject to future conditions constitute taxable income to the participant when granted and the Company is entitled to a corresponding deduction. When the Stock Units or Conditional Stock Bonuses vest and become payable as a result of the satisfaction of the terms and conditions on such Award, including, if applicable, achievement of performance goals, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received upon payment will be equal to the fair market value of such shares when the participant receives them.

Upon a sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale.  Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Deferred Stock.  A participant realizes no taxable income and the Company is not entitled to a deduction when Deferred Stock is awarded. When the deferral period for the Award ends and the participant receives shares of Common Stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Restricted Stock.  Restricted Stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse, the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale.  Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands. Participants receiving Restricted Stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Company will be entitled to a corresponding deduction at that time.  By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

Generally, during the restriction period, dividends and distributions paid with respect to Restricted Stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming the Company has adequate current or accumulated earnings and profits.

Non-Qualified Options. A participant realizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares. Under the Stock Plan, non-qualified options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock or Restricted Stock held by the participant. Payment in Common Stock or Restricted Stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. In the case of payment in Restricted Stock, however, the equivalent number of shares of Common Stock received shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the Restricted Stock surrendered. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

Incentive Stock Options.  A participant realizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year. Notwithstanding the above, individuals who are subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an incentive stock option. Under the Stock Plan, incentive stock options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

SARs.  A participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of Common Stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon a sale of the shares of Common Stock received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Deferral Election.  Generally, Awards deferred by recipients are not taxable until the Awards are paid to the recipient. At that time, the amounts will be includible in income and the Company will be entitled to a deduction.

Section 162(m) Limitation.  Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of public companies to $1,000,000 per year, except to the extent the compensation constitutes Qualified Performance-Based Awards. If Awards to such persons are intended to qualify as Qualified Performance-Based Awards, the Stock Plan requires that the maximum fair market value of any performance-based Award or Awards that may be granted to the recipient during any one calendar year under the Stock Plan is $1,000,000. Other compensation, including other awards under the Plan, are not subject to that limit under the Plan.

Withholding. The Company is entitled to deduct from the payment of any Award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such tax withholding to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.

Adoption of the Stock Plan

On May 12, 2016, our Board of Directors, believing it to be in the best interests of the Company, adopted the Stock Plan. As discussed above, persons owning the majority of the total voting power of the Company have consented to the Proposal to adopt the Stock Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, 43,171,300 shares of common stock were issued and outstanding. Only holders of record of our voting stock at the close of business on the Record Date were entitled to participate in the written consent of Company stockholders. Each share of common stock was entitled to one (1) vote for each share of common stock held by such shareholder.  The Company's Board of Directors and stockholders with a majority of the Company's voting power have approved the Proposal as set forth in this Information Statement.

Directors, Executive Officers and Corporate Governance.

Directors and Executive Officers

The following table sets forth the names and ages of the current directors and executive officers:

Name	Age	Positions Held
Brian Kennedy	49	Chairman of the Board
Richard Marshak	57	Chief Executive Officer, Director
Timothy Powers, Ph.D.	50	Director
Chester Aldridge	43	Director
James Stapleton	54	Chief Financial Officer
David R. Wells	53	Interim Chief Financial Officer, Treasurer and Secretary

Biographical Information

The following is a brief account of the education and business experience of the incoming directors and executive officers during at least the past five years, indicating the person's principal occupation during the period, and the name and principal business of the organization by which he was employed.

Dr. Brian Kennedy is the chairman of the board of the Company. Dr. Kennedy became the Buck Institute’s second CEO in July 2010. He serves as a public advocate for interventional strategies to promote healthy aging, including in a recent nationally broadcasted radio debate available online at the Intelligence Squared Foundation website. He is also co-Editor-in-Chief of Aging Cell and serves as a consultant for other biotech, pharmaceutical, and health-related companies. Dr. Brian Kennedy is internationally recognized for his research in the basic biology of aging and is a visionary committed to translating research discoveries into new ways of delaying, detecting, preventing and treating age-related conditions. He has published more than 150 manuscripts in prestigious journals including Science and Nature and has been quoted in The Wall Street Journal, The New York Times and The Boston Globe, among more than 20 other publications. Dr. Kennedy earned his Ph.D. from the Massachusetts Institute of Technology and is well known for work during his graduate studies with Leonard Guarente PhD, which led to the discovery that Sirtuins (SIR2) modulate aging.

Richard Marshak is the Company’s chief executive officer and director. In December 2015, the Company engaged Dr. Marshak as a consultant, the terms of which are set forth in a consulting agreement with the Company. Dr. Marshak's consulting agreement with the Company has expired by its terms and is no longer in effect. From 2013 to 2015, Dr. Marshak served as the Founding Principal and President of LF Consulting, a business consulting firm that provides consulting services to a range of development-stage life science companies, with a focus on guiding prioritization of development pathways and optimizing commercialization planning as well as overall strategic planning. From 1999 to 2013, Dr. Marshak occupied roles of increasing responsibility at Abbott Laboratories' Pharmaceutical Products Group and at AbbVie, spanning product marketing across a broad range of therapeutic areas, business development, General Manager - Pain Care, General Manager - Alliance Management and Senior Director - Strategic Pricing. From early to middle 2011, Dr. Marshak occupied the position of General Manager - Alliance Management at Abbott Laboratories, and from mid-2011 to 2013, Dr. Marshak occupied the position of Senior Director - Strategic Pricing at Abbott Laboratories/AbbVie. On January 1, 2013, Abbott Laboratories separated its research-based pharmaceuticals business, which became AbbVie, a new independent biopharmaceutical company. Abbott Laboratories specializes in diversified products including medical devices, diagnostic equipment and nutrition products and AbbVie is a research-based pharmaceutical manufacturer. The Company is not affiliated with LF Consulting, AbbVie or Abbott Laboratories.

Dr. Timothy Powers is a director of the Company. He has been engaged in all aspects of drug discovery and development for more than 20 years at both small and large biotechnology and pharmaceutical companies. Dr. Powers held the position of Scientific Director of Medicinal Chemistry at Amgen where he provided scientific and executive leadership to the teams that were responsible for the discovery and development of Amgen’s first b-secretase small molecule clinical candidate for Alzheimer’s disease. Prior to joining Amgen, he was Director of Medicinal Chemistry at Atlantos Pharmaceuticals, overseeing all aspects of the company’s discovery research activities which led to the clinical development of the company’s two flagship programs in the areas of type-II diabetes and osteoarthritis. Dr. Powers has authored over 50 publications and scientific presentations and is an inventor on over 40 issued United States patents and patent applications in the areas of drug discovery and process manufacturing spanning therapeutic disease areas of inflammation, neuroscience, oncology and metabolic diseases. He holds a B.S. degree in chemistry from the University of California, Davis, and received his Ph.D. in organic chemistry from the University of Chicago.

Effective February 8, 2016 Dr. Timothy Powers resigned as Chief Executive Officer of the Company. There were no disagreements between Dr. Powers and the Company on any matter relating to the Company’s operations, policies or practices that resulted in his resignation. Dr. Powers will remain a member of the Company’s Board of Directors.

Chester Aldridge is a Co-Founder of Mount Tam Biotechnologies, Inc., a Delaware corporation (“Mount Tam”), a wholly-owned subsidiary of the Company, and a director of the Company. Mr. Aldridge is also the Chairman and CEO of US Equity Holdings. Through US Equity Holdings, Mr. Aldridge incubates, finances and manages numerous ventures in the fields of entertainment, internet, clean energy (solar and biofuels) and biotechnology (life science pharmaceuticals). Mr. Aldridge also co-founded and is Chairman of Equity Solar since September 2009, which has secured the exclusive license to patented solar photovoltaic technology. Equity Solar’s technology is used within the solar cell manufacturing line. The technology was co-developed by NASA and the United States Department of Defense. Mr. Aldridge is a Life Member of the Stanford Business School Alumni Association and serves as an Ambassador of the Buck Advisory Council, a committee led by a diverse group of individuals from around the world in the areas of government, business, pharmaceuticals, and law, among other fields.

James Stapleton and the Company entered into an employment agreement dated April 21, 2016, pursuant to which Mr. Stapleton shall become the Company’s Chief Financial Officer effective May 2, 2016 so long as he commences his employment on such date. Since March 2012, Mr. Stapleton has been a member of the board of directors of Summer Energy Holdings Inc., a public company quoted on the OTC Markets. Summer Energy Holdings, through its subsidiaries, is a retail electric provider in Texas. From August 2012 to September 2014, Mr. Stapleton was the CFO at Ozone International, LLC, which provides ozone equipment and solutions to food processors. From February 2012 to June 2012, Mr. Stapleton was the CFO for Jones Soda Co. (a public company traded on NASDAQ) which develops, produces, markets and distributes premium beverages. From 2007 to 2011, Mr. Stapleton was a consultant and advisor to a variety of companies, both public and private. From May 2005 through July 2007, Mr. Stapleton was the CFO of Bionovo, Inc. (a public company traded on OTCQB), which is a clinical state drug discovery and development company . From January 2003 through April 2005, Mr. Stapleton was the CFO of Auxilio, Inc. (a public company traded on the OTCQB), which provides fully outsourced print management services and cyber security professional services primarily to the healthcare industry, and also to financial institutions, gaming and other industries. From 1996 through 2002, Mr. Stapleton was employed in a variety of positions for Prosoft Training, including Corporate Secretary, Vice President Investor Relations, and CFO. Mr. Stapleton was CFO of BioTek Solutions, Inc. from 1995 through February 1996. Mr. Stapleton graduated from the University of California at Irvine (UCI) with a MBA in 1995, and from the University of Washington with a BA in Economics in 1985.

David R. Wells served as the Company’s interim Chief Financial Officer from August 13, 2015 until his departure effective as of May 2, 2016, with such departure subject to the commencement of James Stapleton’s employment as Chief Financial Officer of the Company. Mr. Wells founded StoryCorp Consulting dba Wells Compliance Group in 2007, which provides services to small growing public companies. From December 2009 to March 2013 he was the President and Chief Financial Officer of Sionix Corporation and he served on the board of directors. He has experience working with auditors and regulatory agencies to rapidly address non-conforming situations and assisting companies who desire to increase their internal controls. Mr. Wells earned a BA in Finance and Entrepreneurship from Seattle Pacific University, and holds an MBA from Pepperdine University.

Family Relationships

There are no family relationships between or among any of the current directors or executive officers.

Involvement in Certain Legal Proceedings

There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Board of Directors

Our Board of Directors (the “Board”) is comprised of 4 members. All directors serve in this capacity until their terms expire or until their successors are duly elected and qualified. The registrant’s bylaws provide that the authorized number of directors shall be one or more, as fixed from time to time by resolution of the Board; provided, however, that the number of directors shall not be reduced so as to shorten the tenure of any director at the time in office.

Board Committees; Director Independence; Insider Participation

Our Board has not established a separate standing audit committee within the meaning of Section 3(a)(58)(A) of the Exchange Act or separate standing nominating or compensation committees, or committees performing similar functions, nor has it adopted charters for any such committee. Due to the present and prior size of our Board, our Board believes that it is not necessary to have separate standing audit, nominating or compensation committees at this time because the functions of each such committee are adequately performed by our full Board. However, it is anticipated that our Board will form separate standing audit, nominating and compensation committees, with the audit committee including an audit committee financial expert and the audit and compensation committees consisting solely of independent directors, if and when our Board determines that the establishment of such committees is advisable as we seek to further develop our business and operations and potentially expand the size of our Board.

We have not adopted a code of ethics that apply to any of our principal executive officers. We have not adopted a code of ethics due to our size and rely upon our Board to determine whether any actions or omissions constitute unethical behavior.

Our Board is currently comprised of Brian Kennedy, Richard Marshak, Chester Aldridge and Timothy Powers, none of whom is an independent director. We look to our directors to guide us through our next phase as a public company and to continue and manage our growth. Our directors bring leadership experience from a variety of corporate, technology and professional backgrounds which we require to continue to grow and to add shareholder value.

No interlocking relationship exists between the Board and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Section 16 Compliance

Not applicable.

Executive Compensation.

The following table sets forth all compensation paid in respect of our principal executive officer and principal financial officer for the years ended December 31, 2015 and 2014. No other officer of the Company or Mount Tam received compensation in excess of $100,000 for either of the Company’s or Mount Tam’s last two completed fiscal years.

EXECUTIVE COMPENSATION

Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Timothy Powers (1)(2)	2015	115,125	-	-	-	-	-	115,125
	2014	-	-	-	-	-	-	-
David R. Wells (3)	2015	45,000	-	-	-	-	-	45,000
	2014	-	-	-	-	-	-	-
Ramon Tejeda (4)	2015	-	-	-	-	-	-	-
	2014	-	-	-	-	-	-	-

(1)	Appointed on August 13, 2015, resigned on February 8, 2016.
(2)	Reflect compensation received from Mount Tam.
(3)	Mr. Wells served as the Company’s interim Chief Financial Officer from August 13, 2015 until his departure effective May 2, 2016, with such departure subject to the commencement of James Stapleton’s employment as Chief Financial Officer of the Company.
(4)	Resigned as our president and chief financial officer on August 13, 2015.

Employment Agreements

On August 13, 2015, the Company has assumed the employment agreement that Dr. Powers, the previous CEO, had with Mount Tam:

Pursuant to his employment agreement dated January 2, 2015, as amended August 12, 2015, Dr. Powers’ employment is on an at-will basis, for which he is entitled to a base salary of $150,000 per year. Subject to the approval of Mount Tam’s Board of Directors (which has not been obtained), Dr. Powers also has the right to receive options to purchase up to 435,000 shares of Mount Tam’s common stock (equivalent to 1,160,000 shares of the Company’s common stock). Dr. Powers may also participate in any executive bonus plan as our Board may adopt in its sole discretion.

On March 29, 2016, the Company and Dr. Richard Marshak entered into an Amended and Restated Employment Agreement (the “Marshak Employment Agreement”), which amends and restates the terms of the Employment Agreement dated as of March 22, 2016 by and between the Company and Dr. Marshak, and pursuant to which Dr. Marshak (i) continued his position as the Chief Executive Officer of the Company and (ii) is entitled to be appointed to the Company’s Board of Directors promptly thereafter. The initial term of Dr. Marshak’s employment expires on March 22, 2019 and thereafter, the Marshak Employment Agreement may be renewed for additional one year terms upon the mutual agreement of the parties, subject in each case to the termination provisions described therein.

The Company will pay Dr. Marshak an aggregate base annual salary of $300,000, payable on a bi-weekly or semi-monthly basis. In addition, Dr. Marshak shall (i) be entitled to three (3) weeks of paid time off, (ii) have the right to participate in the Company’s general employee benefit plan(s), (iii) have the right to participate in an executive bonus plan and receive other bonus payments as determined by the Company’s Board of Directors and (iv) be entitled to be reimbursed for reasonable business expenses. Subject to the approval of the Board of Directors and the approval of certain other actions, Dr. Marshak is expected to receive an option to purchase 4,200,000 shares of Common Stock which shall vest and be governed by the terms of the Plan and an award agreement to be entered into by and between the Company and Dr. Marshak. Upon the occurrence of a change of control transaction or the termination of Dr. Marshak’s employment by the Company without cause or by Dr. Marshak for good reason, all unvested options or shares of restricted Common Stock shall immediately vest and either be exercisable or no longer subject to any restrictions, as applicable. In addition to other standard and customary payments receivable in connection with the termination of Dr. Marshak’s employment, he shall be entitled to receive a severance payment equal to his base salary per month for the lesser of the number of months remaining in the current term of his employment or 18 months.

The Marshak Employment Agreement also prohibits Dr. Marshak from competing with the Company during the term of the Marshak Employment Agreement (with certain limited exceptions) and from soliciting or making known employees of the Company for a period of two (2) years following termination of the Marshak Employment Agreement.

On April 21, 2016, the Company and James Stapleton entered into an Employment Agreement (the “Stapleton Employment Agreement”), pursuant to which Mr. Stapleton shall become the Chief Financial Officer of the Company, effective on May 2, 2016 so long as he commences his employment on such date. The initial term of Mr. Stapleton’s employment expires on May 2, 2019 and thereafter, the Stapleton Employment Agreement may be renewed for additional one year terms upon the mutual agreement of the parties, subject in each case to the termination provisions described therein. Mr. Stapleton shall initially be employed on a part-time (.50 FTE) basis, and his employment commitment may be increased by the Company in its sole discretion.

The Company will initially pay Mr. Stapleton an aggregate base annual salary of $87,500, based upon Mr. Stapleton’s status as a part-time (.50 FTE) employee. In the event that Mr. Stapleton becomes employed on a full-time basis, his aggregate base annual salary shall be $175,000. If Mr. Stapleton’s commitment is increased from .50 FTE status but not to full-time status, Mr. Stapleton’s base salary shall be a prorated portion of $175,000 based upon the percentage of time Mr. Stapleton devotes to the Company. In addition, Mr. Stapleton shall (i) be entitled to three (3) weeks of paid time off, (ii) have the right to participate in the Company’s general employee benefit plan(s), (iii) have the right to participate in an executive bonus plan and receive other bonus payments as determined by the Company’s Board of Directors and (iv) be entitled to be reimbursed for reasonable business expenses. Further, Mr. Stapleton shall be entitled to a one-time bonus of $40,000 payable upon the Company’s consummation of a fundraising transaction resulting in gross proceeds to the Company of at least $2,250,000, provided that Mr. Stapleton has neither (i) provided notice to the Company of his resignation nor (ii) been terminated by the Company, prior to the Company’s receipt of at least $2,250,000 in gross proceeds in such transaction.

Subject to the approval of the Board of Directors of the Company, the creation of an equity incentive plan (the “Plan”), and Mr. Stapleton’s completion of six (6) months uninterrupted, continuous employment by the Company on at least a part-time (.50 FTE) basis, Mr. Stapleton is expected to receive an option to purchase 750,000 shares of Common Stock which shall vest and be governed by the terms of the Plan and an award agreement to be entered into by and between the Company and Mr. Stapleton.

Upon the occurrence of a change of control transaction or the termination of Mr. Stapleton’s employment by the Company without cause or by Mr. Stapleton for good reason, all unvested options or shares of restricted Common Stock shall immediately vest and either be exercisable or no longer subject to any restrictions, as applicable. In addition to other standard and customary payments receivable in connection with the termination of Mr. Stapleton’s employment (including the above-described bonus if such funding transaction has been consummated), he shall be entitled to receive a severance payment equal to his base salary per month (as of the date of termination) for the lesser of the number of months remaining in the current term of his employment or 9 months.

The Stapleton Employment Agreement also prohibits Mr. Stapleton from competing with the Company during the term of the Stapleton Employment Agreement and from soliciting or making known employees of the Company for a period of two (2) years following termination of the Stapleton Employment Agreement.

 Potential Payments Upon Termination or Change-in-Control

Other than any employment agreements described herein, we currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

Director Compensation

We do not have any agreements or formal plan for compensating our directors for their service in their capacity as directors, although our board of directors may, in the future, award stock options to purchase shares of common stock to our directors.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information, as of April 8, 2016, with respect to the beneficial ownership of any outstanding common stock by (i) any holder of more than 5%, (ii) each of our named executive officers and directors, and (iii) our directors and officers as a group. Unless otherwise indicated, the business address of each person listed is in care of the Company, 8001 Redwood Boulevard, Novato, California 94925. The percentages in the table has been calculated on the basis of treating all shares of common stock outstanding for a particular person, all shares of common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options which are exercisable within 60 days of that date.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage Beneficially Owned
Chester Aldridge (2)	3,108,333	7.2%
Timothy Powers	-	0%
Brian Kennedy	-	0%
Richard Marshak	-	0%
James Stapleton	-	0%
David R. Wells	-	0%
All directors and officers as a group (5 persons)	3,108,333	7.2%

Principal Stockholders
Doug Froese (3)	14,060,000	32.6%
Mark Moskowitz	3,015,000	7.0%

(1)	Based on 43,171,300 shares of common stock outstanding on April 8, 2016.

(2)	Mr. Aldridge is deemed the beneficial owner of shares of common stock and has sole or shared power to vote or to direct the vote and to dispose or direct disposition of these shares, which includes: (i) 2,808,333 shares of common stock held by Mr. Aldridge, (ii) 200,000 shares of common stock held by Bobby Aldridge, and (iii) 100,000 shares of common stock held by Joe Aldridge.

(3)	Mr. Froese is deemed the beneficial owner of shares of common stock and has sole or shared power to vote or to direct the vote and to dispose or direct disposition of these shares, which includes: (i) 1,500,000 shares of common stock held by Mr. Froese, (ii) 2,900,000 shares of common stock held by 0851229 BC LTD, (iii) 1,750,000 shares of common stock held by 0797288 BC LTD, (iv) 1,750,000 shares of common stock held by Fromac Developments LTD, (v) 1,700,000 shares of common stock held by Compass Point Ventures LTD, (vi) 1,600,000 shares of common stock held by 0767182 BC LTD, (vii) 1,210,000 shares of common stock held by 0742949 BC LTD, (viii) 1,000,000 shares of common stock held by IC Projects LP, and (ix) 650,000 shares of common stock held by Larry Wiebe.

Certain Relationships and Related Transactions, and Director Independence.

Certain Relationships and Related Transactions

Review, Approval or Ratification of Transactions with Related Persons

As we have not adopted a Code of Ethics, we rely on our board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our board approves or ratifies a transaction if it determines that the transaction is consistent with our best interests. During the fiscal year ended December 31, 2015, the Company entered into the following related party transactions:

The Company entered into the loans described in Item 9B, Other Information, of our Annual Report on Form 10-K for the fiscal year ending December 31, 2015 which was filed with the SEC on April 14, 2016, with 0851229 BC Ltd. (the “Lender”). The Lender is deemed a related party as a result of owning more than 10% of the Company’s common stock. Such loans were consolidated into a Secured Note which amends, restates and modifies the terms of the such prior loans to the terms set forth in the Secured Note and contains other terms and conditions as described in the Company’s Current Report on Form 8-K filed on March 31, 2016. The Company and Lender entered into additional financing documents on June 14, 2016, as described in our Current Report on Form 8-K filed with the SEC on June 15, 2016.

Brian Kennedy, the Chairman of the Company’s Board of Directors, is also affiliated with the Buck Institute. The transactions between Mount Tam and the Buck Institute as more fully described in this Information Statement may be considered related party transactions.

 Director Independence

We do not currently have any independent directors. We evaluate independence by the standards for director independence established by Marketplace Rule 5605(a)(2) of the NASDAQ Stock Market, Inc.

Subject to some exceptions, this standard generally provides that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

Principal Accounting Fees and Services.

Audit Fees

Effective August 13, 2015, the Company dismissed Liggett, Vogt & Webb, P.A. as its independent registered accounting firm and engaged RBSM LLP to serve as its independent registered accounting firm.

The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2015 and December 31, 2014 for professional services rendered by RBSM LLP, and Liggett, Vogt & Webb, P.A., respectively for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees and Audit Related Fees	$20,500	$15,000
Tax Fees	-	-
All Other Fees	-	-
Total	$20,500	$15,000

In the above table, “audit fees” are fees billed by our company’s external auditor for services provided in auditing our company’s annual financial statements and review of financial statements included in our Form 10-Qs for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of our company’s financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered accounting firm. Under the procedure, the Board approves the engagement letter with respect of audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting.

Householding

Stockholders of record who have the same address and last name will receive only one copy of this Information Statement, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing and costs and postage fees. If you are eligible for householding, but you and the other stockholders of record with whom you share an address currently receive multiple copies of materials from the Company, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from the Company for your household, please contact us at 8001 Redwood Boulevard, Novato, California 94945 or by telephone at (310) 800-7175. If you participate in householding and wish to receive a separate copy of this Information statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from the Company in the future, please contact us as indicated above. Beneficial stockholders can obtain information about householding form their nominee.

Where You Can Find Additional Information?

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (www.sec.gov).

By Order of the Board of Directors

July 7, 2016

/s/ Richard Marshak
Richard Marshak
Chief Executive Officer and Director

Exhibit A

2016 Stock-Based Compensation Plan

MOUNT TAM BIOTECHNOLOGIES, INC.

2016 STOCK-BASED COMPENSATION PLAN

1.	Purpose

This 2016 Stock-Based Compensation Plan (the “Plan”) has been established by Mount Tam Biotechnologies, Inc., a Nevada corporation (“Mount Tam”), (i) to attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined herein), by means of appropriate incentives, to achieve long-range goals; and (iii) link Participants’ interests with those of the stockholders of Mount Tam through compensation that is based on the Common Stock, and thereby promote the continued growth and financial success of the Company.

2.	Definitions

For purposes of the Plan, the following terms shall have the meanings set forth below:

(a)	“Award” means an Option, SAR, Stock Bonus, Restricted Stock, Deferred Stock, Stock Unit or other equity-based award granted under the terms of the Plan.

(b)	“Award Agreement” means an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Award.

(c)	“Award Formula” means as to any performance period, a formula or matrix, if applicable, established by the Committee pursuant to this Plan, and in accordance with the requirements of Section 162(m) of the Code, in order to determine the Awards (if any) to be paid to Executive Participants and certain other Participants. The formula or matrix may differ from Participant to Participant.

(d)	“Board” means the Board of Directors of Mount Tam.

(e)	“Cause” means: (i) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved or any other crime involving moral turpitude or the commission of any other act or omission involving misappropriation, embezzlement, dishonesty, disloyalty or fraud with respect to the Company; (ii) conduct of the Participant related to the Participant’s Service or which either criminal or civil penalties against the Participant or the Company may be sought; (iii) material violation of the Company’s then current policies, including but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company’s manuals or statements of policy; or (iv) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

If, subsequent to a Participant’s termination of Service (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s Service shall be deemed to have been terminated for Cause. A Participant’s termination of Service for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

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(f)	“Change in Control” means (i) a change in control of a nature that would be required to be reported in response to Item 5.01 of a Current Report on Form 8-K as in effect on the date the Plan becomes effective under section 13 or 15(d) of the Exchange Act and (ii) a consummation of any of the following types of transactions:

(i)	Any “Person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than:

(1)	Mount Tam,

(2)	any Person who on the date hereof is a director or officer of Mount Tam, or

(3)	a trustee or fiduciary holding securities under an employee benefit plan of Mount Tam,

is or becomes the “beneficial owner,” (as defined in Rule 13-d3 under the Exchange Act), directly or indirectly, of securities of the Mount Tam representing more than 50% of the combined voting power of the Mount Tam’s then outstanding securities; or

(ii)	During any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

(iii)	The stockholders of Mount Tam approve: (A) a plan of complete liquidation of Mount Tam; or (B) an agreement for the sale or disposition of all or substantially all of Mount Tam’s assets (taken as a whole); or (C) a merger, consolidation, or reorganization of Mount Tam with or involving any other corporation, other than a merger, consolidation, or reorganization (collectively, a “Transaction”), that would result in the voting securities of Mount Tam outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of Mount Tam (or the surviving entity, or an entity which as a result of the Transaction owns Mount Tam or all or substantially all of Mount Tam’s assets (taken as a whole) either directly or through one or more subsidiaries) outstanding immediately after the Transaction.

(g)	“Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(h)	“Committee” means either (i) the Board or (ii) in the event that a Compensation Committee has been established, the Compensation Committee.

(i)	“Common Stock” means the common stock of Mount Tam Biotechnologies, Inc., par value $0.0001 per share.

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(j)	“Company” means Mount Tam and any “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to Mount Tam.

(k)	“Compensation Committee” means the Compensation Committee of the Board; provided, however, that the Committee shall at all times have at least two members, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of section 162(m) of the Code, and independent within the meaning of any applicable stock exchange rule.

(l)	“Deferred Stock” means an Award made under Section 7 to receive Common Stock at the end of a specified Deferral Period.

(m)	“Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 7 will be deferred.

(n)	“Disability” means a disability described in section 422(c)(6) of the Code.

(o)	“Employee” means an officer or salaried employee of the Company providing services to the Company, including a director who is such an employee. Employee shall also include individuals of the Company who are not salaried employees, but who receive Awards under the Plan conditioned on their becoming an Employee.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)	“Executive Participant” means a Participant who is reasonably expected to be a “covered employee” within the meaning of Section 162(m)(3) of the Code with respect to any taxable year in which the Company would be entitled to take a compensation deduction for an Award to such Participant (determined without regard to the limitation on deductibility imposed by Section 162(m)).

(r)	“Fair Market Value” of Common Stock on any given date shall be determined according to the following rules:

(1)	If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the “Fair Market Value” shall be the mean between the highest and lowest prices of the Common Stock on the date in question on the principal national securities exchange on which it is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Common Stock on such date on the principal exchange shall be determinative of “Fair Market Value.”

(2)	If the Common Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the highest reported asked price and lowest reported bid price of the Common Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Common Stock in such market.

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(ii)	If the Common Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Committee.

(s)	“Incentive Stock Option” means an Option that meets the requirements of an incentive stock option as defined in section 422 of the Code.

(t)	“Option” means the right granted under Section 6 to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

(u)	“Non-Qualified Stock Option” means an Option that is not intended to be or does not meet the requirements of an Incentive Stock Option.

(v)	“Participant” means an Employee, director or consultant who is eligible to participate in the Plan in accordance with Section 3 and to whom an Award is granted under the Plan.

(w)	“Performance Goal” means an objective and measurable performance goal determined by the Committee, in its discretion, to be applicable to Executive Participants, and if the Committee deems appropriate, certain other Participants, for a specified Performance Period (but that is substantially uncertain to be met before the grant of the Award, and is set by the Committee in writing on the date of grant or if permitted hereunder no later than the 90th day of such Performance Period, or if earlier, the date prior to the date upon which 25% of such Performance Period has elapsed). As determined by the Committee, the Performance Goals for any Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) the price of the Common Stock; (ii) milestones related to or changes in the market share of the Company (or any business unit thereof); (iii) milestones related to or changes in sales by the Company (or any business unit thereof); (iv) earnings per share of Common Stock; (v) return on stockholder equity of the Company; (vi) milestones related to or changes in costs of the Company (or any business unit thereof); (vii) milestones related to or changes in cash flow of the Company (or any business unit thereof); (viii) return on total assets of the Company (or any business unit thereof); (ix) return on invested capital of the Company (or any business unit thereof); (x) return on net assets of the Company (or any business unit thereof); (xi) operating income of the Company (or any business unit thereof); (xii) net income of the Company (or any business unit thereof); (xiii) milestones related to programs in the research and development programs; or (xiv) milestones related to regulatory events.

(x)	“Performance Period” means the period selected by the Committee during which the performance of the Company, or any business unit thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal or Award Formula has been achieved.

(y)	“Restricted Stock” means a share of Common Stock that is awarded under Section 8 and that is subject to the restrictions set forth in such Section.

(z)	“Restriction Period” means the period during which Restricted Stock is subject to forfeiture, which, if the Committee so provides may not expire until Retirement.

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(aa)	“Retirement” means: (i) with respect to a Participant who is an active participant in any qualified pension plan maintained by the Company, retirement with the Company under the provisions of such plan; and (ii) with respect to any other Participant, termination of employment or service (with respect to directors, but not consultants) with the Company under the procedures established by the Committee.

(bb)	“SAR” means a stock appreciation right awarded under Section 10 and subject to the terms and conditions contained therein.

(cc)	“Service” means, as applicable, a Participant’s service as an Employee, non-Employee director or consultant.

(dd)	“Stock Unit” means the right granted under Section 11 to receive cash equal to the Fair Market Value of a share of Common Stock multiplied by the number of Stock Units awarded. For purposes of this Plan, fractional Stock Units, measured to the nearest four decimal places, may be credited.

(ee)	“Stock Bonus” means an award of a bonus payable in shares of Common Stock under Section 9.

(ff)	“Ten Percent Stockholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Code section 424(d)), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary corporation under Code section 424(f).

3.	Eligibility

Any Employee, non-Employee director of the Company or consultant to the Company who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan, provided that an Incentive Stock Option may only be granted to an Employee of the Company.

4.	Administration and Implementation of the Plan

(a)	Subject to Section 4(b), the Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Awards will be granted, in determining the times at which Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan (including whether Awards may be exchanged for cash, made on a tandem basis, or deferrable or transferable by a Participant) and the terms of agreements which will be entered into with Participants. The Committee shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Participants (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals and Award Formulas for different Participants.

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(b)	The Compensation Committee shall not have the power to make or grant Awards to non-Employee directors of the Company. The disinterested members of the Board or the Company’s Nominating and Corporate Governance Committee (if established) shall have the authority to make recommendations to the full Board regarding Awards that should be made to non-Employee directors of the Company. The full Board shall have sole and absolute authority to make Awards to non-Employee directors hereunder, upon the recommendations of either the disinterested members of the Board or Nominating and Corporate Governance Committee’s recommendation. Awards made to non-Employee directors shall be subject to the other provisions of the Plan and shall be administered by the Committee, unless the full Board provides otherwise.

(c)	The Committee, in its sole discretion, will establish an Award Formula for purposes of determining Awards (if any) intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code to each Executive Participant for each Performance Period. The Committee will establish each such Award Formula with sufficient specificity to satisfy the requirements of Section 162(m) of the Code at a time when the attainment of the related Performance Goals are substantially uncertain, and in no event later than the 90th day of such performance period, or if earlier, the date prior to the date upon which 25% of such Performance Period has elapsed. Each Award Formula will (a) be in writing and (b) provide for the payment of an Executive Participant’s actual Award based on whether or the extent to which the Performance Goals for the Performance Period are achieved. Notwithstanding the foregoing, in no event will an Executive Participant’s actual Award under this Plan for any Performance Period exceed the maximum possible award established pursuant to Section 5 of this Plan. Notwithstanding anything to the contrary in this Plan, in determining the actual Award for any Executive Participant, the Committee, in its sole discretion, may reduce (but not increase) the Award payable to any Executive Participant below the Award which otherwise would be payable under the Award Formula.

(d)	The Committee shall have the power to adopt regulations for carrying out the Plan (including regulations regarding the form and timing of elections and notices under the Plan) and to make changes in such regulations as it shall, from time to time, deem advisable. Any interpretation by the Committee of the terms and provisions of the Plan (including determinations of Fair Market Value (if applicable) and determinations of existence Cause and Disability hereunder) and the administration thereof, and all action taken by the Committee shall be final, binding and conclusive for all purposes and upon all Participants.

(e)	The Committee may condition the grant of any Award or the lapses of any Deferral Period or Restriction Period (or any combination thereof) upon the Participant’s achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have the discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral Period or Restriction Period, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

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(f)	The Committee, in its sole discretion, may specify that the achievement of the Performance Goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: (i) charges for “extraordinary items” and other unusual or non-recurring items of loss or gain; (ii) asset impairments; (iii) litigation or claim judgments or settlements; (iv) changes in the Code or tax rates; (v) changes in accounting principles from the methods used in the Company’s regular reports and financial statements; (vi) changes in other laws, regulations or other provisions affecting reported results; (vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; (viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; (ix) any recapitalization, reorganization, stock split or dividend, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution or other similar corporate transaction; and (x) foreign currency exchange gains or losses; provided that any such determination by the Committee with respect to a Executive Participant shall be made in a manner that is consistent with the provisions of Section 162(m) of the Code and the regulations and guidance promulgated thereunder.

(g)	Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

(h)	The Committee may employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the Company’s officers shall be entitled to rely upon the advice and opinions of any such person. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation in the manner provided in the Company’s bylaws.

5.	Shares Subject to the Plan

(a)	Subject to the following provisions of this Section, the maximum number of shares that may be delivered to Participants (or, if applicable, their heirs, legatees or permitted transferees) under the Plan shall not exceed 10,000,000 shares of Common Stock. Any shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)	Any shares of Common Stock issued under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan and shall not reduce the total number of shares of Common Stock available for delivery under the Plan. However, to the extent any shares of Common Stock covered by an Award are not delivered to a Participant (or, if applicable, his heir, legatee or permitted transferee) because such shares are used to satisfy any applicable taxes or the shares are not delivered because the Award is settled in cash, such shares shall be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

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(c)	If the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

(d)	Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company acquiring another entity (or an interest in another entity).

(e)	Subject to the other provisions of this Section, the following additional maximums are imposed under the Plan.

(1)	The maximum number of shares of Common Stock that may be covered by Awards granted to any one individual under Sections 6 and 10 (relating to Options and SARs) shall be 4,500,000 shares during any calendar year.

(2)	The maximum aggregate Award, or payment that can be made for Awards, granted to or earned by any one individual during any calendar year under Sections 7, 8, 9 and 11 (relating to Deferred Stock, Restricted Stock, Stock Bonus and Stock Units) for any single or combined Performance Goals established for any Performance Period shall be $1,000,000, as determined by reference to the Fair Market Value on the date of grant of the Award.

6.	Options

The Committee may grant Options under the Plan. Options shall be evidenced by a written Award Agreement. Such Award Agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable. The grant of Options shall comply with and be subject to the following terms and conditions:

(a)	Identification of Options. Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

(b)	Number of Options. The Award Agreement for each Option award shall specify the number of shares of Common Stock that a Participant may receive with respect to the Participant’s Option (which shall number shall be limited as described in Section 5(e)).

(c)	Exercise Price. The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

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(d)	Term and Exercise of Options.

(1)	An Award Agreement shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years.

(2)	An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash or, (ii) in cash received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in shares of Common Stock held by the Participant for at least six months and valued at their Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Participant for at least six months (based on the Fair Market Value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

(e)	Limitations on Grants of Incentive Stock Options.

(1)	Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code. Only an Employee may be granted an Incentive Stock Option. Each Incentive Stock Option shall comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code. With respect to Awards granted as Incentive Stock Options, to the extent that the aggregate Fair Market Value of the shares with respect to which such Incentive Stock Options are exercisable for the first time by the Participant during any calendar year exceeds $100,000, such Options will be treated as Non-Qualified Stock Options. For purposes of this Section 6(e)(1), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the shares will be determined as of the time the Option with respect to such shares is granted. Any option intended to be an Incentive Stock Option but which does not meet such conditions shall be treated and taxed as a Non-Qualified Stock Option, but shall not be rendered invalid by reason of its failure to be an Incentive Stock Option.

(2)	No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable only by the Participant. Upon the death of a Participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section.

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7.	Deferred Stock

The Committee may award Deferred Stock under the Plan, which shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve. Deferred Stock Awards shall comply with and be subject to the requirements of Section 409A of the Code and the following terms and conditions:

(a)	Crediting of Deferred Stock. Upon determination of the number of shares of Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 7(b).

(b)	Deferral Period and Performance Goals.

(1)	The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Participant’s achievement of one or more Performance Goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Participant, or the Participant shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.

(2)	The Award Agreement shall specify the duration of the Deferral Period taking into account termination of Service on account of death, Disability, Retirement or Cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, if applicable, his heir, legatee or permitted transferee) in accordance with the terms of the Award Agreement. Notwithstanding the Deferral Period provided in an Award Agreement, the Committee may accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

(c)	Voting Rights and Dividends.

(1)	Prior to issuance and delivery, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant’s account.

(2)	Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award and specified in the Award Agreement.

8.	Restricted Stock

The Committee may award shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by Award Agreements in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

(a)	Terms of Restricted Stock. The Award Agreement for a grant of Restricted Stock shall conform to the requirements of the Plan, and shall specify (i) the number of shares of Common Stock subject to the Award, (ii) the Restriction Period applicable to the Award, (iii) the events that will give rise to a forfeiture of the Award, and (iv) the Performance Goals, if any, that must be achieved in order for the restriction to be removed from the Award. The Award Agreement may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

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(b)	Issuance of Certificates. The Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company.

(c)	Satisfaction of the Restriction Period. At the end of the Restriction Period, the Committee shall determine, in light of the terms and conditions set forth in the Award Agreement, the number of shares of Restricted Stock with respect to which the restrictions imposed hereunder have lapsed. The Restricted Stock with respect to which the restrictions shall lapse shall be converted to unrestricted Common Stock by the removal of the restrictive legends from the Restricted Stock. Thereafter, Common Stock equal to the number of shares of the Restricted Stock with respect to which the restrictions hereunder shall lapse shall be delivered to the Participant (or, where appropriate, the Participant’s legal representative).

(d)	Voting Rights and Dividends.

(1)	Unless otherwise determined by the Committee, during the Restriction Period the Participant shall have the right to vote all shares of Restricted Stock.

(2)	Dividends will be authorized by the Company to be paid to the Participant during the period the restriction is enforced, subject to the same restrictions as the underlying shares upon which the restriction is declared.

9.	Stock Bonus

The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus, including, if applicable, Section 14. By way of example and not by way of limitation, the Committee may require, as a condition to the payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.

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10.	Stock Appreciation Rights

The Committee may grant SARs under the Plan, which shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

(a)	Benefits Upon Exercise.

(1)	An SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock or any combination, as the Committee shall determine. An SAR may be granted in tandem with all or a portion of a related Option under the Plan (“Tandem SAR”), or may be granted separately (“Freestanding SAR”). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

(2)	Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

(b)	Exercise Price. The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be determined by the Committee at the time of the grant of such SAR but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

(c)	Other Restrictions. SARs shall generally be subject to the same terms, conditions and limitations applicable to Options granted under Section 6.

11.	Stock Units

(a)	Grant of Stock Units. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Stock Units to Participants and (ii) determine or impose other conditions to the grant of Stock Units under the Plan as it may deem appropriate.

(b)	Term. The Committee may provide in an Award Agreement that any particular Stock Unit shall expire at the end of a specified term not to exceed 10 years.

(c)	Vesting.

(1)	Stock Units shall vest and first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Stock Units may be payable upon termination of Service or upon other future event (including attainment of a Performance Goal).

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(2)	Unless otherwise provided in the Award Agreement (except due to a termination for Cause), if a Participant’s Service with the Company is terminated, any and all of the Participant’s Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

(3)	If a Participant’s Service with the Company is terminated for Cause, any and all of the Participant’s Stock Units whether vested or unvested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding.

(d)	Settlement of Stock Units.

(1)	Each vested and outstanding Stock Unit shall be settled by the payment to the Participant of cash equal to the Fair Market Value of the Common Stock times the number of Stock Units to be settled. The Fair Market Value shall be determined by reference to the date of termination or other future event as specified in the Award Agreement.

(2)	Unless otherwise provided in an Award Agreement, each Stock Unit shall be settled with a single-sum payment by the Company.

(3)	Unless otherwise provided in an Award Agreement and subject to Section 14, if applicable, the settlement date with respect to a Participant is the first day of the month to follow the Participant’s termination of Service.

(e)	Nature of Stock Units. Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Each Participant’s right in the Stock Units is limited to the right to receive payment, if any, as may herein be provided. The Stock Units do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant holding Stock Units to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company. Nothing contained in the Plan shall be construed to give any Participant any rights with respect to shares of Common Stock or any ownership interest in the Company. Without limiting Section 8, no provision of the Plan shall be interpreted to confer any voting, dividend or derivative or other similar rights with respect to any Stock Units.

12.	Other Equity-Based Awards

The Committee may grant other types of equity-based Awards in such amounts and subject to such terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Awards may entail the transfer of actual shares of Common Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

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13.	Effect of Termination of Employment or Service on Awards

(a)	Options and SARs.

(1)	Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the Service of a Participant with the Company shall terminate for any reason other than Retirement, Cause, Disability or death (i) Options or SARs granted to such Participant, to the extent that they were exercisable on the Participant’s termination date, shall remain exercisable until the expiration of 90 days after such termination date, on which date they shall expire, and (ii) Options or SARs granted to such Participant, to the extent that they were not exercisable on his termination date, shall expire at the close of business on such termination date; provided, however, that no Option or SAR shall be exercisable after the expiration of its term.

(2)	Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the Service of a Participant with the Company shall terminate on account of the death of the Participant, all Options or SARs granted to such Participant, to the extent that they were exercisable on the Participant’s termination date, shall remain exercisable until the expiration of one year after such date, on which date they shall expire.

(3)	Unless otherwise provided in an applicable Award Agreement and subject to Section 6(e), in the event that the Service of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, all Options or SARs granted to such Participant, to the extent that they were exercisable on the Participant’s termination date (or, in the case of Retirement such later date determined by the Committee), shall remain exercisable until the expiration of the term specified in their applicable Award Agreement, on which date they shall expire.

(4)	In the event of the termination of a Participant’s Service for Cause, all outstanding Options or SARs granted to such Participant shall expire at the commencement of business on the Participant’s termination date (or deemed termination under Section 2(e)).

(b)	Restricted Stock and Deferred Stock.

(1)	In the event that the Service of a Participant with the Company shall terminate for any reason (other than a termination that is for Cause) prior to the expiration of the Restriction Period or Deferral Period with respect to such shares of Restricted Stock or Deferred Stock, unless otherwise provided by the Committee in its sole discretion, such termination shall cause the immediate forfeiture of all shares of Restricted Stock, Deferred Stock Award or Stock Bonus that have not vested as of the Participant’s termination date.

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(2)	In the event a Participant’s Service is or is deemed to have been terminated for Cause, all shares of Restricted Stock still subject to a Restriction Period and all shares of Deferred Stock still subject to a Deferral Period as of his termination date immediately shall be forfeited.

14.	Deferral Election

Notwithstanding any provision of the Plan to the contrary, any Participant may elect, to the extent permitted by Section 409A of the Code, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock (or a cash payment hereunder) that the Participant would otherwise be entitled to receive pursuant to an Award. Such deferral may, at the Committee’s sole discretion, be made in accordance with the terms of a non-qualified deferred compensation plan maintained by the Company. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock (or cash payment, if applicable) deferred by any Participant under this Section if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company or that such deferred Award would be immediately taxable to the Participant.

15.	Adjustments upon Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, any distribution to stockholders other than a cash dividend, or any change in the corporate structure of the Company (or any sub-unit of the Company), the Committee, in its discretion, shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments under this Section shall, where appropriate, be paid in cash to the Participant. The determinations and adjustments made by the Committee under this Section shall be conclusive.

16.	Effect of a Change in Control

Unless otherwise provided by the Committee in an Award Agreement, any Award granted hereunder that has not been vested hereunder or been cancelled or forfeited under any provision of the Plan shall become fully exercisable and vest immediately prior to a Change in Control. Any Awards deferred under Section 14 shall be paid prior to or as soon as practicable following a Change in Control, as determined by the Committee in its sole discretion.

17.	Tax Withholding

Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares, or in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

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18.	Section 409A

Awards, payments and distributions under the Plan are intended to comply with or be exempt from Section 409A of the Code, and, along with the Plan, shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award and/or payment is subject to or exempt from Section 409A of the Code, it shall be awarded and/or paid in a manner that will comply with Section 409A of the Code or the applicable exemption from Section 409A, including any applicable regulations or guidance issued by the Secretary of the United States Treasury Department and the Internal Revenue Service with respect thereto. This Plan and any Award and Award Agreement shall be interpreted and administered, when possible, to avoid the imposition on any Participant of any additional taxes, accelerated taxes, interest or penalty under Section 409A of the Code. If any provision of the Plan would, in the reasonable, good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of any additional tax, accelerated taxation, interest or penalties under Section 409A of the Code, the Committee may modify the terms of the Plan or any Award, or may take any other such action, without the Participant’s consent, in the manner that the Company and the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such additional tax, accelerated taxation, interest, or penalties or otherwise comply with Sections 409A of the Code. This Section 18 does not create an obligation on the part of the Company to modify the Plan or an Award and does not guarantee that an Award will not be subject to additional taxes, accelerated taxation, interest or penalties under Sections 409A of the Code. In no event shall the Company or any of its Subsidiaries be liable for any tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code. Notwithstanding anything herein to the contrary, if a Participant is deemed on the date of his or her “separation from service” (as determined by the Company pursuant to Section 409A of the Code) to be one of the Company’s “specified employees” (as determined by the Company pursuant to Section 409A of the Code), then any portion of any of such Participant’s Awards that constitutes deferred compensation within the meaning of Section 409A of the Code, and is payable or distributable upon the Participant’s separation from service, shall not be made or provided prior to the earlier of (i) the six-month anniversary of the date of the Participant’s separation from service, or (ii) the date of the Participant’s death (the “Delay Period”). All payments and distributions delayed pursuant to this Section 18 shall be paid or distributed to the Participant within thirty (30) days following the end of the Delay Period, subject to applicable withholding, and any remaining payments and distributions due after the end of the Delay Period shall be paid or distributed in accordance with the payment or distribution schedule specified for such Participant.

19.	Award Forfeiture Provision

Notwithstanding any other provision of this Plan to the contrary, the Committee may provide for the forfeiture of Awards under the Plan and the benefits derived therefrom, in the event a Participant (or, if applicable, his heir, legatee or permitted transferee) engages in conduct deemed to be harmful to, or not in the best interests of, the Company or if the Participant (or, if applicable, his heir, legatee or permitted transferee) fails to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or, if applicable, his heir, legatee or permitted transferee) evidencing an Award, unless such failure is remedied by within ten days after having been notified of such failure by the Committee. Such provisions shall be included in the Award Agreements approved from time to time by the Committee and may be waived by the Committee, or its duly appointed agent, as determined in the Committee’s sole discretion.

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20.	Transferability

(a)	Except as specifically provided in Section 20(b), no Awards may be transferred by the Participant otherwise than by will, by the laws of descent and distribution, and during the Participant’s lifetime an Option may be exercised only by him. During the Restriction Period or Deferral Period, if applicable, immediately upon any attempt to transfer any rights under or to a share of Restricted Stock or Deferred Stock, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised (if applicable) only by those person or persons who shall have acquired such right to exercise by will or the laws of descent and distribution. Such Awards shall be subject to the restrictions, conditions and limitations that were applicable to such Award at the time of the Participant’s death and such other restrictions, conditions and limitations that the Committee shall determine in its sole discretion upon the death of the Participant.

(b)	The Committee, in its discretion, may allow for transferability of Non-Qualified Options or any other Awards (other than Incentive Stock Options) by the Participant to children, grandchildren, spouse or common law spouse, siblings or parents of the Participant or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Participant (“Immediate Family Members”). Any Awards that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company’s then current transfer guidelines applicable to such types of Award.

21.	Effective Date, Termination and Amendment

(a)	Subject to the approval of by the written consent of the stockholders of Mount Tam, the Plan shall be effective as of July 28, 2016 (the “Effective Date”). The Plan shall remain in full force and effect until the earlier of ten years from the date of stockholder approval, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval to the extent such approval is required under section 422 of the Code, section 162(m) of the Code, the rules of a stock exchange or any other applicable law. Termination of the Plan under this Section shall not affect Awards outstanding under the Plan at the time of termination.

(b)	The Committee shall have the power unilaterally and without approval of a Participant to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Participant by the Award and as long as the amended Award comports with the terms of the Plan; provided, however, that prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an Award may be limited as a result of section 162(m) of the Code, the Committee may take any and all actions it deems necessary, in its sole and absolute discretion with respect to any Award (including the amendment, delay or cancellation of an Award to the detriment of a Participant) hereunder to eliminate or minimize the non-deductible portion of any Award. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan or an Award.

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22.	Limitation of Implied Rights

(a)	Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan or any Award Agreement shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

(b)	Nothing contained in the Plan, an Award Agreement or any Award shall confer upon any Participant any right with respect to the continuation of his Service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(c)	No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant an Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

(d)	No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award granted under this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in an Award Agreement or the Plan, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

23.	Securities Law Matters

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock under the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock under the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(a)	The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, and in accordance with procedures established by the Committee, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.

(b)	It is intended that the Plan be applied and administered in compliance with Rule 16b-3 of the Exchange Act, as amended from time to time. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined be the Committee and such provision may be amended or Award modified as determined in the sole discretion of the Committee.

24.	Restrictive Covenants.

In consideration of the receipt of an Award under the Plan, each Participant agrees to be bound by the provisions of this Section 24 that are applicable to such Participant.

(a)	Noncompetition. A Participant that is an Employee (an “Employee Participant”) shall not, at any time during his or her Service or during the twelve (12) month period immediately following such Participant’s termination of Service for any reason (the “Restricted Period”), directly or indirectly engage in, have any equity interest in, or manage or operate any person, firm, corporation, partnership or business (whether as director, officer, employee, agent, representative, partner, security holder, consultant or otherwise (each, a “Position”)) that engages in any business or activity (a “Competitive Activity”) which competes with any services or product that, during the period of the Participant’s Service, the Company (i) sold, licensed or provided; or (ii) had taken affirmative steps to commence selling, licensing, or providing. The foregoing shall not prohibit the Participant from owning as a passive investment less than one percent (1%) of the outstanding shares of capital stock in a corporation, which shares are listed on a national securities exchange.

(b)	Nonsolicitation of Customers. During the Restricted Period, the an Employee Participant shall not, directly or indirectly, recruit or otherwise solicit or induce any customer, vendor, licensor, subscriber or supplier of the Company to (i) terminate its arrangement with the Company, (ii) otherwise change its relationship with the Company or (iii) establish any relationship with the Employee Participant for any business purpose that is a Competitive Activity.

(c)	Nonsolicitation of Service Providers. During the Restricted Period, a Participant shall not directly or indirectly, (i) hire any employee, consultant or independent contractor of the Company or any of its subsidiaries or (ii) recruit or otherwise solicit or induce any employee, consultant or independent contractor of the Company to (x) terminate his, her or its employment or other arrangement with the Company or (y) otherwise change his, her or its relationship with the Company.

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(d)	Nondisclosure. Except as required in the faithful performance of the Participant’s duties and responsibilities to the Company, the Participant shall, in perpetuity, maintain in confidence and shall not (i) directly, indirectly or otherwise, use, disseminate, disclose or publish, or use for his, her or its benefit or the benefit of any person any confidential or proprietary information or Trade Secrets (as hereinafter defined) of or relating to the Company, including, without limitation, information with respect to the Company’s operations, processes, products, Inventions (as defined in Section 25(e)), business practices, finances, principals, licensors, vendors, suppliers, customers, potential customers, marketing methods, costs, prices, contractual relationships, regulatory status, compensation paid to employees or other terms of employment or (ii) deliver to any person any document, record, notebook, computer program or similar repository of or containing any such confidential or proprietary information or Trade Secrets. The Company and each Participant hereby stipulate and agree that as between them the foregoing matters are important, material and confidential proprietary information and Trade Secrets and affect the successful conduct of the businesses of the Company. Upon termination of the Participant’s Service for any reason, the Participant will promptly deliver to the Company all correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, recordings, images or any other documents or other data, whether written or electronic, concerning the Company. Notwithstanding Section 24(d) hereof, the Participant may respond to a lawful and valid subpoena or other legal process but shall give the Company the earliest possible notice thereof, and shall, as much in advance of the return date of such subpoena as possible, make available to the Company and its counsel the documents and other information sought and shall assist such counsel in resisting or otherwise responding to such process.

(e)	Nondisparagement. The Participant agrees not to disparage the Company, any of their services, products or practices or any of their directors, officers, agents, representatives, stockholders or affiliates, either orally or in writing at any time.

(f)	Reduction of Restrictions by Court Action. In the event the terms of this Section 24 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its duration or geographic scope or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, over the maximum geographical area as to which it may be enforceable or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

(g)	Other Applicable Restrictive Covenants. Notwithstanding anything contained in this Section 24 to the contrary, in any case in which the subject matter of any subsection of this Section 24 is covered in a written employment or other agreement between the Company and the Participant, the terms of that agreement shall govern with respect to such subject matter.

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25.	Assignment of Intellectual Property Rights.

In consideration of the receipt of an Award under the Plan, each Participant agrees to be bound by this Section 25.

(a)	General. The Participant agrees to assign, and hereby does assign, to the Company all of the Participant’s rights in any Inventions, including all Intellectual Property Rights therein or related thereto (as such terms are defined below), that are made, conceived or reduced to practice, in whole or in part and whether alone or with others, by the Participant during the Participant’s Service, or which arise out of any activity conducted by, for or under the direction of the Company (whether or not conducted at the Company’s facilities, working hours or using any of the Company’s assets), or which are useful with, or relate directly or indirectly to, any business of the Company or any of its subsidiaries or any product, service, Invention or Intellectual Property Right that is used or under consideration or development by the Company. The Participant will promptly and fully disclose and provide all of the Inventions described above (the “Assigned Inventions”). Notwithstanding anything to the contrary herein, to the extent that California law is applicable to a Participant’s Service, the Company hereby notifies each Participant of the applicability of Cal. Lab. Code § 2872, which provides that assignment of intellectual property rights in inventions that an employee develops in his or her own time without use of Company materials or proprietary information is invalid unless said inventions (a) relate, at the time of conception or reduction to practice, to the Company’s business or actual or demonstrably anticipated research of development, or (b) result from work performed for the Company. Notwithstanding anything to the contrary herein, if California law applies, nothing in this Agreement shall be interpreted contrary to the above sentence.

(b)	Assurances. The Participant hereby agrees during the duration of the Participant’s Service and thereafter to further assist the Company, at the Company’s expense, to evidence, record and perfect the Company’s rights in and ownership of the Assigned Inventions, to perfect, obtain, maintain, enforce and defend any rights specified to be so owned or assigned and to provide and execute all documentation necessary to effect the foregoing. The Participant hereby irrevocably designates and appoints the Company as the Participant’s agent and attorney-in-fact to act for and on his behalf to execute and file any document and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by the Participant. Each Participant acknowledges and agrees that the power of attorney granted hereunder is coupled with an interest, in that the Company has an interest in the Inventions (including all Intellectual Property Rights) made, conceived or reduced to practice, in whole or in part, whether alone or with others, by the Participant during such Participant’s Service, and that as a result, in addition to any other consequences under law, the power of attorney granted hereunder is irrevocable and will survive a Participant’s dissolution, death or incompetence.

(c)	Other Inventions. The Participant agrees to not incorporate, or permit to be incorporated, any Invention conceived, created, developed or reduced to practice by the Participant (alone or with others) prior to or independently of the Participant’s Service (collectively, “Prior Inventions”) in any work the Participant performs for the Company without the Company’s prior written consent. If (i) the Participant uses or discloses any Prior Inventions when acting within the scope of the Participant’s Service (or otherwise on behalf of the Company), or (ii) any Assigned Invention cannot be fully made, used, reproduced or otherwise exploited without using or violating any Prior Inventions, the Participant hereby grants and agrees to grant to the Company a perpetual, irrevocable, worldwide, royalty-free, non-exclusive, sub-licensable right and license to reproduce, make derivative works of, distribute, publicly perform, publicly display, make, have made, use, sell, import, offer for sale, and otherwise exploit and exercise all such Prior Inventions and Intellectual Property Rights therein.

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(d)	Moral Rights. To the extent allowed by applicable law, the terms of this Section 25 shall include all right of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as moral right, artist’s rights, droit moral or the like (collectively, “Moral Rights”). To the extent the Participant retains any such Moral Rights under applicable law, the Participant hereby ratifies and consents to any action that may be taken with respect to such Moral Rights by, or authorized by, the Company and agrees not to assert any Moral Rights with respect thereto. The Participant will confirm any such ratification, consent or agreement from time to time as requested by the Company.

(e)	Other Applicable Covenants. Notwithstanding anything contained in this Section 25 to the contrary, in any case in which the subject matter of any subsection of this Section 25 is covered in a written agreement between the Company and the Participant, the terms of that agreement shall govern with respect to such subject matter.

(f)	Certain Definitions. For purposes of the Plan the following words shall have the following meanings:

(i)	“Intellectual Property Rights” means any and all intellectual property rights and other similar proprietary rights in any jurisdiction, whether registered or unregistered, and whether owned or held for use under license with any third party, including all rights and interests pertaining to or deriving from: (a) patents and patent applications, reexaminations, extensions and counterparts claiming property therefrom; inventions, invention disclosures, discoveries and improvements, whether or not patentable; (b) computer software and firmware, including data files, source code, object code and software-related specifications and documentation (collectively “Software”); (c) works of authorship, whether or not copyrightable; (d) trade secrets (including those trade secrets defined in the Uniform Trade Secrets Act and under corresponding statutory law and common law), business, technical and know-how information, non-public information, and confidential information and rights to limit the use of disclosure thereof by any Person (collectively “Trade Secrets”); (e) trademarks, trade names, service marks, certification marks, service names, brands, trade dress and logos and the goodwill associated therewith; (f) proprietary databases and data compilations and all documentation relating to the foregoing, including manuals, memoranda and record; (g) domain names; and (h) licenses of any of the foregoing; including in each case any registrations of, applications to register, and renewals and extensions of, any of the foregoing with or by any governmental authority in any jurisdiction.

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(ii)	“Invention” means any products, process, ideas, improvements, discoveries, inventions, designs, algorithms, financial models, writings, works of authorship, content, graphics, data, Software, specifications, instructions, text, images, photographs, illustration, audio clips, Trade Secrets and other works, material and information, tangible or intangible, whether or not it may be patented, copyrighted or otherwise protected (including all versions, modifications, enhancements and derivative work thereof).

26.	Severability of Provisions

If any provision of this Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

27.	Applicable Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Nevada, without reference to the principles of conflicts of law.

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